2002 PROXY PRESENTATION - ELECT TRUSTEES
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PROPOSAL 1:


     o    Applies to All 109 Funds

     o    Seven Nominees for Trustee
                --Six Trustees will be "independent"

     o    Each Nominee Currently Serves as Trustee


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2002 PROXY PRESENTATION - INVESTMENT IN OTHER FUNDS
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PROPOSAL 2:

     o    Applies to 88 out of 109 Funds

     o Enable Funds to Invest Cash Reserves in Dedicated MM & Short- term Bond Funds

     o    Similar Program Used by Other Firms

     o    Goals: Better Diversification, Moderately Higher Returns


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2002 PROXY PRESENTATION - AUTHORIZE TRUSTEES TO CHANGE TARGET INDEXES
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PROPOSAL 3:

     o    Applies to 8 Index Funds
                --Other funds have policy now

     o    Funds Tracking S&P 500 Index Not Included

     o    Fund Would Track Same Market Segment

     o    Why Give Trustees This Authority?
                -- Act quickly in shareholder best interest
                -- Avoid future proxy costs ($1 per account)
                -- Avoid/minimize harm from front runners


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2002 PROXY PRESENTATION - WHY CHANGE A FUND'S TARGET INDEX?
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     o    Not All Indexes Created Equal

     o    Differences in Characteristics & Methodologies:
                --Objective vs. Subjective Rules
                --Completeness of Coverage
                --Investability
                --Market Cap vs. Float Weighting
                --Size and Style Determination
                --Turnover and Transaction Costs
                --Available History
                --Acceptance


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2002 PROXY PRESENTATION - INDEX METHODOLOGIES VANGUARD DEEMS BEST PRACTICES
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     o    Rely on Objective, Not Subjective Rules

     o    Adjust Weightings for Cross-Holdings/Float

     o    Define Market Capitalization as a Band, Not a Line in the Sand

     o    Determine Style in Two Dimensions

     o    Manage Stock Migration


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2002 PROXY PRESENTATION - MSCI U.S. INDEXES - CONSTRUCTION METHODOLOGIES
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     o    Objectively Constructed Indexes

     o    Capitalization Adjusted for Float

     o    Reasonable Capitalization Delineation

     o    Two Dimensional Style Indexes

     o    Bands Around Capitalization and Style Cutoffs

     o    Annual Rebalance of Capitalization and Semi- annual Rebalance of Style

     o    Liquidity Screens


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2002 PROXY PRESENTATION 7 COMPARISON OF US INDEX CHARACTERISTICS
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-----Characteristic -------- MSCI ----- S&P ----- Russell ----- Wilshire--------
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o Objective Rules             YES        NO          YES            YES
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o Float Adjustment            YES        NO          YES             NO
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o Market Cap & Style
  Buffers                     YES        NO           NO             NO
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o Two- Dimensional Style
  Segmentation                YES        NO           NO             NO
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o Manage Stock Migration       NO       YES           NO             NO
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2002 PROXY PRESENTATION - DIVERSIFICATION STATUS
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PROPOSAL 4:

     o    Applies to Stock Index-Oriented Funds

     o    Same as 2001 Growth Index Fund Proposal
                --Reclassify Fund as Non-Diversified

     o Goal: Eliminate Potential Conflict Between Statutory Limit & Indexing Objective



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2002 PROXY PRESENTATION - INDUSTRY CONCENTRATION
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PROPOSAL 5:


     o    Applies to Prime MM & VVIF - MM

     o    Financial Services Dominant Supplier of MM Securities

     o    Funds Will Invest More Than 25% in Financial Industry

     o    Some Competitors Have Policy

     o    Maintain Stable $1 per Share Price

     o    Goal: Take Advantage of Available Investment Opportunities


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2002 PROXY PRESENTATION - BORROWING POLICY
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PROPOSAL 6:


     o    Applies to All Bond & Certain Balanced Funds

     o    Current Policy: "Temporary & Emergency"
                -- After 5%, No Additional Purchases

     o Proposed Policy:Eliminates these Conditions to Permit Investment Activities Defined as "Borrowing"

     o    Up to 15% of assets (SEC limit is 33 1/3%)

     o Funds Would Not Borrow to Leverage. No Change to Investment Objective or Risk Profile

     o    Goal: Permit Investment Activities that May Benefit the Fund


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


2002  Proxy   Presentation   -  Change   Investment   Objective   (7a)
                                Industry Concentration (7b) Proposals 7a and 7b:

     o    Apply to Utilities Income Fund Only

     o    Contingent Proposals

     o    Current Utilities Industry vs. Investor Profile

     o    Implement New Objective & Name, No Industry Concentration

     o Goals: Enable Fund to Invest in a Diverse Group of Companies that Provide Stable or Increasing Dividends and Reduce Risk



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


2002 PROXY PRESENTATION - FOR MORE INFORMATION
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     o    Prior to  September  23,  2002,  a  preliminary  version  of the proxy statement is available without charge from the Securities and Exchange Commission at www. sec. gov or by calling the SEC at 1- 202- 942-8090.

     o Beginning September 23, 2002, copies of the proxy statement will be available without charge online at www. vanguard. com or by calling Vanguard at 1- 800- 992- 0833. Note: This slide must be included when discussing the Proxy.

NOTE: THIS SLIDE MUST BE INCLUDED WHEN DISCUSSING THE PROXY.




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